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                                                                      EXHIBIT 23
PART IV (continued)
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EXHIBIT 23. CONSENT OF INDEPENDENT ACCOUNTANTS

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the registration statements on Form S-8 (Registration Nos. 33-66400, 333-22107 and 333-75483), the Post-Effective Amendment on Form S-8 to Form S-4 (Registration No. 333-76271) and Form S-3 (Registration No. 333-48552) of BancWest Corporation, of our report dated January 16, 2001, relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Honolulu, Hawaii
February 15, 2001



78 BancWest Corporation and Subsidiaries